EXHIBIT 10.18


                                VOTING AGREEMENT


         This VOTING AGREEMENT (this "Voting Agreement"), dated as of November 12, 2004, is entered into by and among those stockholders of Mobile Satellite Ventures GP Inc., a Delaware corporation ("General Partner") and General Partner of Mobile Satellite Ventures LP, a Delaware limited partnership ("MSV LP"), listed on Schedule I hereto (each individually, a "Stockholder," and collectively, the "Stockholders")).

                                    RECITALS

         WHEREAS, each Stockholder owns shares of common stock, par value $0.01 per share, of General Partner (the "Shares"), as well as units of limited partnership interest of MSV LP;

         WHEREAS, MSV LP and General Partner have entered into purchase agreements (the "Purchase Agreements") with Motient Ventures Holding Inc.("Motient") and certain other purchasers (collectively, the "Purchasers"), pursuant to which the Purchasers will make an equity investment in MSV LP and General Partner (the "Equity Investments");

         WHEREAS, in connection with the Equity Investments, General Partner, the Stockholders, and Motient are entering into that certain Amended and Restated Stockholders' Agreement, dated as of November 12, 2004 (the "GP Stockholders' Agreement");

         WHEREAS, in connection with the Equity Investments and the concurrent execution of the GP Stockholders' Agreement, the Stockholders wish to enter into this Voting Agreement to memorialize their understandings and agreements regarding the manner in which the Stockholders will vote with respect to certain matters.

         NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Voting Agreement hereby agree as follows:

ARTICLE I     Defined Terms
              -------------

         Section 1.01. Definitions. The terms defined in this Article I shall, for the purposes of this Voting Agreement, have the meanings herein specified. In addition, any capitalized terms used in this Voting Agreement but not defined herein shall have the meanings given such term in the GP Stockholders' Agreement.

         "Affiliate" means any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the specified person or entity. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise.

         "Board" means General Partner's Board of Directors.

         "Columbia Group" means the entities listed under the caption "Columbia Group" in Schedule I, as well as any subsequent owner of Shares or Units owned by the Columbia Group as of the date of this Agreement, where such Shares or Units are transferred to such subsequent owner in accordance with the terms of
Section 2.03 of this Agreement.

         "Equity Investments" has the meaning given to such term in the Recitals.

         "General Partner" has the meaning given to such term in the Preamble.

         "GP Stockholders' Agreement" has the meaning given to such term in the Recitals.

         "Investor Group" means each of the following: (i) the TMI Group; (ii) the MSV Investors Group; (iii) the Telcom/Columbia/Spectrum Group, and (iv) the Motient Group.

         "Major Transaction" means (a) the merger or consolidation of MSV LP or General Partner into or with another corporation in which the limited partners of MSV LP or the stockholders of General Partner, as applicable, and the Affiliates of such limited partners or stockholders immediately preceding such merger or consolidation (solely by virtue of their units, shares or other equity interests of MSV LP or General Partner, as applicable) shall own less than 51% of the outstanding voting securities of the surviving corporation; (b) the sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender for so long as such lender has no right to accelerate the maturity of the indebtedness to which such pledge or mortgage relates), whether in a single transaction or pursuant to a series of related transactions or plan, of all or substantially all the assets of MSV LP or General Partner, which assets shall include for these purposes 50% or more of the outstanding voting capital stock of any subsidiaries of MSV LP or General Partner, as applicable, the assets of which constitute all or substantially all the assets of MSV LP or General Partner and its subsidiaries taken as a whole;
(c) the sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender for so long as such lender has no right to accelerate the maturity of the indebtedness to which such pledge or mortgage relates), whether in a single transaction or pursuant to a series of related transactions, of all or substantially all the assets of subsidiaries of MSV LP or General Partner, the assets of which constitute all or substantially all of the assets of MSV LP or General Partner, as applicable, and its subsidiaries taken as a whole; or (d) the liquidation, dissolution or winding up MSV LP or General Partner or of such of MSV LP's or General Partner's subsidiaries, as applicable, the assets of which constitute all or substantially all of the assets of the business of MSV LP or General Partner, as applicable, and its subsidiaries taken as a whole, whether voluntarily or involuntarily.

         "Motient" has the meaning given to such term in the Recitals.

         "Motient Group" means Motient and any other Affiliate of Motient that owns Shares or Units, as well as any subsequent owner of Shares or Units owned by the Motient Group as of the date of this Agreement.

         "MSV Investors Group" means the entities listed under the caption "MSV Investors Group" in Schedule I, as well as any subsequent owner of Shares or Units owned by the MSV Investors Group as of the date of this Agreement, where such Shares or Units are transferred to such subsequent owner in accordance with the terms of Section 2.03 of this Agreement.

         "MSV LP" has the meaning given to such term in the Preamble.

         "Parent Transfer/Drag Along Agreement" means that certain Amended and Restated Parent Transfer/Drag Along Agreement, dated as of August 21, 2003, by and among MSV LP, General Partner, Motient Corporation, Motient Ventures Holding Inc., TMI Communications and Company, Limited Partnership, TMI Communications Delaware, Limited Partnership, and the Investor Parents (as defined therein), as amended.

         "Partnership Agreement" means that certain Amended and Restated Limited Partnership Agreement of MSV LP, dated as of November 12, 2004, as amended from time to time, by and among General Partner and the limited partners named therein.

         "Purchase Agreements" has the meaning given to such term in the Recitals.

         Purchasers" has the meaning given to such term in the Recitals.

         "Shares" has the meaning given to such term in the Recitals.

         "Spectrum Group" means the entities listed under the caption "Spectrum Group" in Schedule I, as well as any subsequent owner of Shares or Units owned by the Spectrum Group as of the date of this Agreement, where such Shares or Units are transferred to such subsequent owner in accordance with the terms of
Section 2.03 of this Agreement.

         "Telcom Group" means the entities listed under the caption "Telcom Group" in Schedule I, as well as any subsequent owner of Shares or Units owned by the Telcom Group as of the date of this Agreement, where such Shares or Units are transferred to such subsequent owner in accordance with the terms of
Section 2.03 of this Agreement.

         "Telcom/Columbia/Spectrum Group" means, collectively, the Telcom Group, the Columbia Group, and the Spectrum Group.

         "TMI Group" means the entities listed under the caption "TMI Group" in
SCHEDULE I, as well as any subsequent owner of Shares or Units owned by the TMI Group as of the date of this Agreement, where such Shares or Units are transferred to such subsequent owner in accordance with the terms of Section
2.03 of this Agreement.

         "Unit" means a unit of limited partnership interest in MSV LP with the rights and privileges specified in the Partnership Agreement.

ARTICLE II    Voting Agreements
              -----------------

         Section 2.01. Voting of Shares and Units. To the extent the Stockholders are entitled or required to vote their Shares or Units with respect to any of the following actions (whether pursuant to law or agreement or otherwise), none of the Stockholders shall vote its Shares or Units, or execute a written consent with respect to such Shares or Units, in favor of any of the following actions, unless at least three of the four Investor Groups are in favor of such action:

         (a) Major Transactions. The consummation by General Partner or MSV LP, directly or indirectly, of any Major Transaction, or the entry by MSV LP or General Partner into a binding agreement with respect to a Major Transaction;

         (b) Material Changes to Organizational Documents. The amendment, alteration, waiver or termination of any provision of (i) the certificate of incorporation of General Partner, (ii) the bylaws of General Partner, (iii) the Certificate of Limited Partnership of MSV LP, (iv) the Partnership Agreement,
(v) the GP Stockholders' Agreement, or (v) the Parent Transfer/Drag Along Agreement, in each case in any manner that materially affects the rights, privileges or obligations of the stockholders of General Partner or the limited partners of MSV LP;

         (c) Acquisition of More than 49% of Shares or Units. The acquisition, in any transaction or series of related transactions, by any stockholder of General Partner or limited partner of MSV LP (including any Affiliates of such stockholders or limited partners) of direct or indirect ownership of more than 49% of (i) the outstanding Shares or (ii) the outstanding Units (including in each case any Shares or Units attributable to unexercised options or warrants or other similar securities owned by such stockholder or limited partner or their Affiliates); or

         (d) Exercise of Drag Along Rights. Any exercise of the "drag along" rights set forth in Section 8.5(b) of the GP Stockholders' Agreement, including, for the avoidance of doubt, any delivery of a Drag-Along Notice (as defined in Section 8.5(b) of the GP Stockholders' Agreement).

         Section 2.02. Board Votes. For so long as any Stockholder or Investor Group is entitled to designate one or more directors on the Board, each Stockholder agrees to cause its (or its Investor Group's) designees on the Board to cast their votes as directors with respect to any of the matters described in Section 2.01 above in a manner consistent with the agreements set forth in Section 2.01 above; provided, that nothing in this Voting Agreement shall be deemed to require a director to take any action, or refrain from acting, in a manner inconsistent with such director's fiduciary duties under Delaware law.

         Section 2.03. Purchasers and Transferees Bound. In addition to any other requirements of the Partnership Agreement or the GP Stockholders' Agreement relating to a transfer of Units or Shares, no Units or Shares shall be sold, assigned, transferred or otherwise disposed of by any of the Stockholders unless the purchaser or transferee of such Units or Shares executes a written agreement or instrument accepting, with respect to the Units or Shares acquired by such purchaser or transferee, all of the terms and conditions set forth in this Voting Agreement and agreeing to be bound thereby. Following any such transfer of Shares or Units, such Shares or Units shall remain subject to the provisions of this Voting Agreement, and the purchaser or transferee of such Shares or Units shall be deemed, for all purposes of this Voting Agreement, to be a member of the same Investor Group as the Stockholder from which such Shares or Units were acquired.

         Section 2.04. Rules of Construction.

         (a) Telcom/Columbia/Spectrum Group. Concurrent with the execution of this Voting Agreement, the Telcom/Columbia/Spectrum Group shall deliver a written instrument, signed by each Stockholder that is a member of such Group, to the other Stockholders, stating the method by which the Telcom/Columbia/Spectrum Group will express its binding vote to the other Stockholders for matters to be voted on pursuant to this Voting Agreement. Such methodology shall be selected by the members of the Telcom/Columbia/Spectrum Group in their discretion, but the methodology indicated in such written instrument shall be binding on such Stockholders unless and until a subsequent written instrument is delivered, signed by each Stockholder that is a member of the Telcom/Columbia/Spectrum Group, changing such methodology.

         (b) Shares and Units Transferred to Other Parties. For the avoidance of doubt, in the case of any votes or consents required by this Voting Agreement, Shares or Units that are sold or transferred by Stockholders who are members of one of the Investor Groups shall continue to be counted as Shares or Units, as the case may be, owned by members of such selling Stockholder's Investor Group. In addition, after the date of this Agreement, if any Stockholders sell or transfer less than all of the Shares or Units owned by such Stockholder's Investor Group to one or more persons not already members of such Stockholder's Investor Group, then, no later than the effective date of such sale or transfer, the Stockholder shall deliver a written instrument signed by both the transferor and transferee(s) to each other Stockholder, stating the method by which such transferring Stockholder's Investor Group will express its binding vote to the other Stockholders for matters to be voted on pursuant to this Voting Agreement.

ARTICLE III   Miscellaneous
              -------------

         Section 3.01. Term. This Voting Agreement, and the obligations of the parties hereunder, shall survive and remain in effect until November 12, 2007, or such other date as shall be agreed by two of the three Investor Groups party to this Agreement (including, for this purpose, any of such Investor Group's permitted transferees or assignees).

         Section 3.02. Amendments. This Voting Agreement may be amended or modified, and the rights and obligations of the parties to this Agreement may be waived, only upon the written consent of two of the three Investor Groups party to this Agreement (including, for this purpose, any of such Investor Group's permitted transferees or assignees).

         Section 3.03. Governing Law. This Agreement shall be governed in all respects by the law of the State of New York as such law is applied to agreements between New York residents entered into and performed entirely in the State of New York, without regard to the conflict of laws provisions thereof.

         Section 3.04. Successors and Assigns. Without in any way limiting the applicability of other provisions of this Agreement that may be applicable, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any other party (other than the parties to this Agreement or their respective successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         Section 3.05. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; provided, that no such severability shall be effective if it materially and adversely affects the economic benefit of this Agreement to any party.

         Section 3.06. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to each Stockholder at the address designated by such party in Schedule I.

         Section 3.07. Equitable Relief. Each Stockholder agrees that if it fails to perform its obligations under this Agreement for any reason whatsoever, the other parties hereto shall be entitled to specific performance and injunctive or other equitable relief, and each Stockholder hereby further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any injunctive or other equitable relief. This provision is without prejudice to any other rights that the other parties to this Agreement may have against any other party for any failure to perform its obligations under this Agreement.

         Section 3.08. Further Assurances. Each Stockholder shall at any time and from time to time promptly execute and deliver to the other Stockholders such further instruments, consents and other documents and take such further action as such other Stockholders may reasonably require in order to carry out the full intent and purpose of this Agreement.

         Section 3.09. Interpretation. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

         Section 3.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

         Section 3.11. Entire Agreement. This Agreement, the Schedules hereto and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersede any and all prior and contemporaneous agreements or understandings, whether expressed or implied, written or oral, between the parties with respect hereto and thereto. No party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.


                            [Signature Pages Follow]



         IN WITNESS WHEREOF, the parties hereto have duly executed this Voting Agreement as of the date first above written.

                                    MSV INVESTORS, LLC

                                    By:  /s/ Jeffrey A. Leddy
                                         --------------------------------
                                         Name:  Jeffrey A. Leddy
                                         Title: CEO


                                    TMI COMMUNICATIONS DELAWARE,
                                         LIMITED PARTNERSHIP

                                    By:  3924505 Canada, Inc., its General
                                         Partner

                                    By:  /s/ Rory McCormick
                                         --------------------------------
                                         Name:  Rory McCormick
                                         Title: President


                                    TELCOM SATELLITE VENTURES II, INC.

                                    By:  /s/ Hal B. Perkins
                                         --------------------------------
                                         Name:  Hal B. Perkins
                                         Title: VP and General Counsel


                                    TELCOM SATELLITE VENTURES, INC.

                                    By:  /s/ Hal B. Perkins
                                         --------------------------------
                                         Name:  Hal B. Perkins
                                         Title: VP and General Counsel


                                    SPECTRUM SPACE EQUITY INVESTORS IV-II, INC.

                                    By:  /s/ Kevin J. Maroni
                                         --------------------------------
                                         Name:  Kevin J. Maroni
                                         Title: Authorized Signatory


                                    SPECTRUM SPACE IV PARALLEL II, INC.

                                    By:  /s/ Kevin J. Maroni
                                         --------------------------------
                                         Name:  Kevin J. Maroni
                                         Title: Authorized Signatory


                                    SPECTRUM SPACE IV MANAGERS II, INC.

                                    By:  /s/ Kevin J. Maroni
                                         --------------------------------
                                         Name:  Kevin J. Maroni
                                         Title: Authorized Signatory


                                    SPECTRUM SPACE EQUITY INVESTORS IV, INC.

                                    By:  /s/ Kevin J. Maroni
                                         --------------------------------
                                         Name:  Kevin J. Maroni
                                         Title: Authorized Signatory


                                    SPECTRUM SPACE IV PARALLEL, INC.

                                    By:  /s/ Kevin J. Maroni
                                         --------------------------------
                                         Name:  Kevin J. Maroni
                                         Title: Authorized Signatory


                                    SPECTRUM SPACE IV MANAGERS, INC.

                                    By:  /s/ Kevin J. Maroni
                                         --------------------------------
                                         Name:  Kevin J. Maroni
                                         Title: Authorized Signatory


                                    COLUMBIA SPACE (QP) II, INC.

                                    By:  /s/ Donald A. Doering
                                         --------------------------------
                                         Name:  Donald A. Doering
                                         Title: Authorized Signatory


                                    COLUMBIA SPACE (AI) II, INC.

                                    By:  /s/ Donald A. Doering
                                         --------------------------------
                                         Name:  Donald A. Doering
                                         Title: Authorized Signatory


                                    COLUMBIA SPACE PARTNERS II, INC.

                                    By:  /s/ Donald A. Doering
                                         --------------------------------
                                         Name:  Donald A. Doering
                                         Title: Authorized Signatory


                                    COLUMBIA SPACE (QP), INC.

                                    By:  /s/ Donald A. Doering
                                         --------------------------------
                                         Name:  Donald A. Doering
                                         Title: Authorized Signatory


                                    COLUMBIA SPACE (AI), INC.

                                    By:  /s/ Donald A. Doering
                                         --------------------------------
                                         Name:  Donald A. Doering
                                         Title: Authorized Signatory


                                    COLUMBIA SPACE PARTNERS, INC.

                                    By:  /s/ Donald A. Doering
                                         --------------------------------
                                         Name:  Donald A. Doering
                                         Title: Authorized Signatory